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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 27, 1997
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                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                  0-20803                 74-2644120
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       (State or other             (Commission             (I.R.S. Employer
        jurisdiction               File Number)           Identification No.)
      of incorporation)



         5000 Plaza on the Lake, Suite 200, Austin, Texas       78746
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             (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code   (512) 328-1112
                                                     --------------


                                 Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 27, 1997, the Registrant entered into a Securities Purchase Agreement with Morgan Stanley Capital Partners III, L.P. and two related investment limited partnerships (collectively, the "MS Purchasers") and Trustees of General Electric Pension Trust to issue an aggregate of $100 million of a new 7% Series A Convertible Preferred Stock ("Series A Stock"). The Series A Stock will be convertible into the Registrant's common stock beginning one year after the date of issuance (two years for the MS Purchasers) at a conversion price of $38.40 per share, which is subject to adjustment for certain events as set forth in the Certificate of Designations. The holders of the Series A Stock will have the right to elect one director of the Registrant, and upon the occurrence of certain defaults, will have the right to elect an additional three directors. Upon the closing of the sale of Series A Stock, the Registrant will expand its Board of Directors from six to seven and the holders of the Series A Stock will designate such additional director. In addition, the holders of Series A Stock will be granted certain registration rights with respect to the Series A Stock. A copy of the Form of Certificate of Designations to be filed with the Secretary of State of the State of Delaware relating to the Series A Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)    EXHIBITS

         4.1 Form of Certificate of Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions Thereof of the 7% Series A Convertible Preferred Stock of IXC Communications, Inc. to be filed with the Secretary of State of the State of Delaware (conversion price $38.40 per share).



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 3, 1997

                                       IXC Communications, Inc.


                                       By:  /s/ John J. Willingham
                                           -------------------------------------
                                                John J. Willingham
                                                Senior Vice President, Chief
                                                Financial Officer and Assistant
                                                Secretary



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                                 EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
 4.1         Form of Certificate of Powers, Designations, Preferences and
             Relative, Participating, Optional or Other Special Rights and
             Qualifications, Limitations and Restrictions Thereof of the 7%
             Series A Convertible Preferred Stock of IXC Communications, Inc. to be filed with the Secretary of State of the State of Delaware
             (conversion price $38.40 per share).



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